UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
March 16, 2015
(Date of earliest event reported)

SABINE OIL & GAS CORPORATION

(Formerly Forest Oil Corporation)
(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 1600
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(832) 242-9600
(Registrant’s telephone number, including area code))

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.                               Regulation FD Disclosure.

On March 16, 2015, we issued a press release announcing that we will not timely file our Annual Report on Form 10-K, but expect to file by March 31, 2015.  We also announced that we have retained financial advisors Lazard and legal advisors Kirkland & Ellis LLP.  The press release is attached to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or incorporate it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

ITEM 9.01.                               Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 16, 2015	SABINE OIL & GAS CORPORATION

	By:	/s/ Timothy D. Yang
	Name:	Timothy D. Yang
	Title:	Senior Vice President, Land & Legal, General Counsel, Chief Compliance Officer and Secretary